UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 - November 30, 2011

Item 1. Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND

ANNUAL REPORT 2011

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Shareholder Letter

NOVEMBER 30, 2011 (unaudited)

Introduction

We are pleased to present this Annual Report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the twelve months ended November 30, 2011 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

The performance of the Fund in the first half of the Period was set against the backdrop of continued recovery in global equity and credit markets in the initial months fueled by quantitative easing in the US, followed by increased market volatility due to the political unrest in the Middle East and North Africa and the European sovereign debt concerns, and then a continuation of the recovery in equity markets through to mid year.

However, investor confidence remained fragile on the back of intensifying uncertainty around the US debt ceiling, the ever deepening European sovereign debt crisis, and mounting uncertainty about Chinese growth.

Global equity markets traded with a distinctly negative bias and heightened volatility in the second half of the Fund’s year, particularly the last few months as European leaders grappled with the debt crisis.

The NAV total return for the Fund and certain indices for the Period are summarized in the table below. Although the Fund is not managed toward any benchmark, we believe the following indices offer a helpful frame of reference.

For the Year Ended November 30, 2011(1)	Total Returns (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	2.24%
Macquarie Global Infrastructure Total Return Fund – Market Price	2.46%
Macquarie Global Infrastructure Index(3) (“MGII”)	4.70%
MSCI Net World USD Total Return Index(4)	1.46%

There were a number of factors driving the Fund’s total return during the Period.

The main positive contributors were:

•	Pipeline stocks, including Master Limited Partnerships (MLPs) in the US;

Unless otherwise indicated, all references to currency are to USD.

[1]	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

[2]	Source: ALPS Fund Services Inc., Bloomberg L.P.

[3]

The Macquarie Global Infrastructure Index consists of approximately 244 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization after investability weighting of approximately $1.3 trillion as of November 30, 2011

[4]	The MSCI World is a stock market index of 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

2

•	Regulated Electric Utilities stocks, most notably in the UK and Australia;

•	Water stocks, particularly in the UK; and

•	The weakness of the US Dollar, particularly against the Euro and the Australian Dollar.

The main detractors were:

•	Transportation infrastructure stocks, including those in the Seaports, Toll Roads, and, to a lesser extent Airports sectors.

Let’s look at these reasons in further detail.

Pipelines

The Pipeline stocks performed well over the Period. They strongly outperformed the broader infrastructure sector, continuing the positive trend seen through 2010. In addition to solid results and dividend increases, the sector continues to attract investment from investors who see growth, value and the potential for corporate activity in the sector.

The largest contributors were Williams Co and Spectra Energy in the US, and Enbridge in Canada. Both Williams Co and Spectra Energy reported very strong 2011 operational results and announced an increase in their distribution. Enbridge was another stock that did well after reporting strong 2011 results.

Other main contributors were US MLPs, Magellan Midstream Partners and Enterprise Products Partners,

which posted strong earnings and increased distributions.

Regulated Utilities

Regulated utility businesses such as Electricity and Gas Distribution and Transmission companies benefited from their defensive nature and predictable cash flow in the volatile market.

Spark Infrastructure in Australia was up following the completion of its internalization of management which better aligned management and shareholders. It also benefitted from its attractive yield. National Grid, a high quality defensive company in the UK rallied after the regulator announced an improved package of allowed returns for the regulatory cycle beginning in 2013. ITC Holdings in the US performed well due to its defensive characteristics, lower interest rates and higher long-term capital growth guidance.

Water

The regulated UK water utilities such as Severn Trent and United Utilities benefitted from their defensive qualities in the weaker market. Inflation also remains high in the UK, and inflation protection is one of the attractive characteristics of the UK water companies as the regulator permits them to pass inflation through to customers by way of higher tariffs. Severn Trent led the sector, despite its most recent half year results being slightly below market expectations, with revenue up 2% year on year (yoy) and dividends up 8% yoy.

3

Shareholder Letter

NOVEMBER 30, 2011 (unaudited)

Transportation Infrastructure

The transport infrastructure sectors underperformed over the Period, led by Seaports which were weak on the back of lower container volume growth and concerns over the global economic outlook. The Chinese ports Cosco Pacific, Dalian Port and China Merchants were all negatively affected by the deterioration in global trade and weaker sentiment due to the weakening Chinese manufacturing sector. In Germany, heightened global growth concerns negatively impacted Hamburger Hafen und Logistik’s share price despite an increase in container volumes.

Several European Toll Roads stocks underperformed due to ongoing sovereign debt concerns. Italy’s Atlantia and France’s Vinci were both negatively affected despite reporting above consensus 1H11 results. On the other hand, Abertis in Spain and Transurban in Australia both posted strong double digit returns. In China, Zhejiang Expressway underperformed. It announced a toll cut on one if its roads and was dragged lower by the overall weaker Chinese market. The Fund no longer owns this stock.

Airport stocks such as Beijing Capital International Airport, Fraport and Aeroports de Paris were weaker overall on concerns that weaker economic growth would slow the growth of passenger traffic. MAp Group was up strongly over the year. It benefitted from the restructuring in which it exited several minority airport stakes and increased the shareholding in its best asset, Sydney Airport, which continued to perform well. Late in the Period, the company announced a significant return of capital to shareholders.

Weak US Dollar

As the Fund is not hedged for currency, the weakness of the US Dollar made a positive contribution to return during the period. In particular, the Australian Dollar and the Euro appreciated by 7% and 3% against the US Dollar respectively(5). Altogether, investments in these currencies comprised around 40% of the globally diversified portfolio’s security positions at the end of the Period.

Leverage

The effect on the Fund’s NAV return as a result of leverage was broadly neutral as the Fund’s positive return approximately matched its cost of borrowing.

As of November 30, 2011, the Fund had USD 83 million and EUR 20 million in leverage outstanding and USD 17 million of available commitments. The Fund’s leverage was 25.1%, which is well within the limit outlined in the Fund’s Prospectus. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euro to partially match the currency exposure of the investments with the currency of the borrowings.

(5)	Source: Bloomberg

4

As always, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to the MGII

The Fund, which is not managed against any benchmark, underperformed its reference benchmark, the Macquarie Global Infrastructure Index (“MGII”).

The main contributors were the Fund’s holdings in Electricity Transmission, the underweight in Electric Utility, and stock selection in Water. The main detractors were the overweight and stock selection in Seaports and Toll Roads, and stock selection in Airports.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 48 global infrastructure stocks representing 14 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of November 30, 2011.

Rank	Stock	Country	Sector (6)	% of Total Assets(7)
1	Atlantia Spa	Italy	Toll Roads	4.4
2	Vinci SA	France	Toll Roads	4.4
3	Spark Infrastructure Group	Australia	Electricity & Gas Distribution	4.3
4	Asciano Ltd.	Australia	Seaports	4.3
5	PG&E Corp.	United States	Electric Utility	3.5
6	Hamburger Hafen und Logistik AG	Germany	Seaports	3.4
7	GDF Suez	France	Electric Utility	3.3
8	The Williams Cos., Inc.	United States	Pipelines	2.8
9	NextEra Energy Inc.	United States	Electric Utility	2.7
10	Beijing Enterprises Holdings Ltd.	China	Diversified	2.6

(6)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.

(7)	Based on Total Assets as defined in the Prospectus.

5

Shareholder Letter

NOVEMBER 30, 2011 (unaudited)

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2010(7)	% Point Change over Period	% of Fund on November 30, 2011(7)
United States	21.3	6.7	28.0
Australia	15.0	(1.3)	13.7
France	13.0	(2.8)	10.2
China	8.9	(0.3)	8.6
Germany	3.5	3.9	7.4
United Kingdom	7.6	(0.6)	7.0
Canada	4.7	–	4.7
Italy	5.6	(1.2)	4.4
Spain	5.1	(1.2)	3.9
Brazil	2.7	0.7	3.4
Japan	3.4	(0.1)	3.3
Mexico	1.2	0.7	1.9
South Korea	1.5	–	1.5
Switzerland	1.7	(0.3)	1.4
Luxembourg	2.0	(2.0)	–
Other	2.8	(2.2)	0.6

Infrastructure Sector(6)	% of Fund on November 30, 2010(7)	% Point Change over Period	% of Fund on November 30, 2011(7)
Electric Utility	17.8	1.8	19.6
Pipelines	12.8	3.8	16.6
Toll Roads	20.5	(4.6)	15.9
Seaports	9.6	2.2	11.8
Airports	8.7	2.5	11.2
Electricity and Gas Distribution	7.7	0.1	7.8
Water	3.1	1.9	5.0
Electricity Transmission	9.0	(5.6)	3.4
Diversified	2.0	0.6	2.6
Communications	2.0	0.3	2.3
Social Infrastructure	2.0	(0.1)	1.9
Rail / Other Transportation	–	1.3	1.3
Electricity Generation	2.0	(2.0)	–
Other	2.8	(2.2)	0.6

(6)	Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification.
(7)	Based on Total Assets as defined in the Prospectus.

6

Distributions

During the Period, the Fund paid four regularly scheduled quarterly distributions totaling $0.72 per share.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2011, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2011.

On December 6, 2011, the Board approved a $0.02/share increase in the regular quarterly distribution to $0.20 per share. This distribution was paid on December 30, 2011 to shareholders of record on December 22, 2011, with an ex-dividend date of December 20, 2011. Based on the Fund’s NAV of $18.94 and closing market price of $16.16 on November 30, 2011, the most recent $0.20 per share distribution represents an annualized distribution rate of 4.2% on NAV and 5.0% on market price, respectively.

Outlook

We approach 2012 with cautious optimism. In our view, resolution of the European sovereign debt crisis would appear to be a prerequisite for markets to be able to refocus on stock specific issues. There are clear signs that policy makers are working hard to stabilize the situation which requires both a satisfactory economic and political outcome for the key players. Until then, macroeconomic developments are expected to continue to generate significant asset price volatility.

We believe the listed infrastructure sector is undervalued based on both historical earnings multiples and our discounted cash flow based valuations. This is driven by the unusually high level of uncertainty in the global economy and markets. While European stocks especially look undervalued on many traditional measures, we are particularly cautious on those stocks that are exposed to future European growth, which is likely to be subdued for some years.

Equity markets have been driven largely by macro developments in 2011, with less differentiation between stocks. This has created an opportunity for investors who focus on individual company fundamentals when those fundamentals take over from the macro environment as the dominant driver of equity market returns.

Investors around the world are facing a shortage of growth and yield across asset classes. We believe many infrastructure stocks are well positioned as in our view, they have resilient and growing earnings, high and sustainable dividend yields and attractive valuations.

The large swings in market sentiment and prices in the last few months of the Period provided some opportunities to purchase what we believe are quality infrastructure

7

Shareholder Letter

NOVEMBER 30, 2011 (unaudited)

companies at attractive prices. The companies in the portfolio are generally performing in line with operational expectations, driven by their attractive infrastructure characteristics.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate attractive cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides US investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Andrew Maple-Brown

Portfolio Manager

Brad Frishberg

Chief Executive Officer

8

INTENTIONALLY LEFT BLANK

9

Schedule of Investments

NOVEMBER 30, 2011

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 123.64%
Australia - 18.23%
Asciano, Ltd.(1)	11,477,788	$18,665,305
Australian Infrastructure Fund	1,349,935	2,689,547
MAp Group(1)	2,542,542	9,119,104
Spark Infrastructure Group(1)(2)	14,292,479	18,938,130
Transurban Group(1)	1,766,574	10,374,648
		59,786,734

Brazil - 4.53%
EDP Energias do Brasil SA(1)	411,800	8,790,046
LLX Logistica SA(1)(3)	3,667,300	6,083,944
		14,873,990

Canada - 6.30%
Enbridge, Inc.	263,215	9,326,526
TransCanada Corp.	269,303	11,321,842
		20,648,368

China - 11.43%
Beijing Capital International Airport Co., Ltd.	9,126,000	4,357,116
Beijing Enterprises Holdings, Ltd.	2,058,500	11,355,626
COSCO Pacific, Ltd.	5,698,000	6,705,703
Dalian Port PDA Co., Ltd.	23,536,000	5,536,549
Jiangsu Expressway Co., Ltd.	10,660,000	9,540,049
		37,495,043

France - 13.60%
Aeroports de Paris(1)	148,228	10,840,952
GDF Suez	522,250	14,641,786
Vinci SA	427,812	19,125,823
		44,608,561

Germany - 9.89%
E.ON AG	407,452	10,085,991
Fraport AG Frankfurt Airport Services Worldwide	133,460	7,600,788
Hamburger Hafen und Logistik AG(1)	484,449	14,747,991
		32,434,770

Italy - 5.87%
Atlantia SpA(1)	1,250,306	19,268,321

Japan - 4.38%
East Japan Railway Co.	94,247	5,772,702
Tokyo Gas Co., Ltd.	2,003,473	8,593,968
		14,366,670

See Notes to Financial Statements.

10

Description	Shares	Value $

Mexico - 2.61%
Grupo Aeroportuario del Pacifico SA de CV - Class B	1,135,106	$3,950,801
Grupo Aeroportuario del Sureste SAB de CV - ADR	81,614	4,600,581
		8,551,382

South Korea - 2.01%
Korea Electric Power Corp.(3)	293,020	6,598,710

Spain - 5.20%
Abertis Infraestructuras SA(1)	710,641	11,349,999
Red Electrica de Espana SA(1)	129,427	5,689,570
		17,039,569

Switzerland - 1.81%
Flughafen Zuerich AG(1)	16,268	5,945,042

United Kingdom - 9.40%
Centrica Plc(1)	1,377,118	6,546,082
National Grid Plc(1)	955,848	9,393,399
Severn Trent Plc(1)	422,077	10,257,041
United Utilities Plc	469,645	4,649,315
		30,845,837

United States - 28.38%
American Electric Power Co., Inc.	112,000	4,444,160
American Water Works Co., Inc.(1)	225,800	7,015,606
Corrections Corp. of America(1)(3)	404,500	8,494,500
Crown Castle International Corp.(1)(3)	234,190	9,910,921
FirstEnergy Corp.(1)	204,200	9,080,774
NextEra Energy, Inc.(1)	214,500	11,891,880
PG&E Corp.(1)	394,500	15,322,380
Southern Co.(1)	108,200	4,751,062
Spectra Energy Corp.(1)	334,100	9,829,222
The Williams Cos., Inc.	382,400	12,343,872
		93,084,377

Total Common Stocks		$405,547,374
(Cost $439,106,970)

See Notes to Financial Statements.	11

Schedule of Investments

NOVEMBER 30, 2011

(Expressed in U.S. Dollars)

Description		Shares	Value $

MASTER LIMITED PARTNERSHIPS - 9.03%
United States - 9.03%
El Paso Pipeline Partners LP		183,424	$6,010,805
Enbridge Energy Partners LP - Class A		152,200	4,713,634
Energy Transfer Equity LP(4)		58,791	2,074,734
Enterprise Products Partners LP(1)		208,078	9,465,468
Magellan Midstream Partners LP(1)		114,767	7,342,793
			29,607,434

Total Master Limited Partnerships			29,607,434
(Cost $25,804,877)

Total Investments - 132.67%			435,154,808
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $464,911,847)

Description	7 Day Yield	Shares	Value $

INVESTMENTS PURCHASED WITH CASH
COLLATERAL FROM SECURITIES LOANED - 0.63%
Invesco Short-Term Investments Trust, Liquid
Assets Portfolio, Institutional Class(5)	0.020%	2,060,280	2,060,280

Total Investments Purchased with Cash Collateral
From Securities Loaned			2,060,280
(Cost $2,060,280)

Total Investments - 133.30%			437,215,088
(Cost $466,972,127)

Other Assets in Excess of Liabilities - 0.14%			460,702

Leverage Facility - (33.44)%(6)			(109,682,220)

Total Net Assets - 100.00%			$327,993,570

(1)

All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $256,933,873 as of November 30, 2011.

(2)

Security is not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A under the Securities Act of 1933 and is technically considered a “restricted security”.

(3)	Non-Income Producing Security.
(4)	All or a portion of the security is on loan as of November 30, 2011.
(5)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 7)
(6)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6 Under Notes to Financial Statements).

See Notes to Financial Statements.

12

Common Abbreviations:

ADR	American depositary receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

NOVEMBER 30, 2011

(Expressed in U.S. Dollars)

ASSETS:
Investments*, at value (Cost $466,972,127)	$437,215,088
Cash	1,726,251
Foreign currency, at value (Cost $131,186)	120,893
Dividends receivable	930,391
Tax reclaim receivable	344,324
Securities lending interest receivable	57,954
Receivable for investment securities sold	1,431,473
Other assets	57,428
Total Assets	441,883,802

LIABILITIES:
Payable for investment securities purchased	828,299
Payable for collateral upon return of securities loaned (Note 7)	2,060,280
Loans payable, at value (Cost $109,315,840) (Note 6)	109,682,220
Accrued investment advisory expense	1,036,040
Accrued directors expense	41,356
Accrued legal expense	33,041
Accrued administration expense	32,877
Accrued interest on loans payable	11,170
Other payables and accrued expenses	164,949
Total Liabilities	113,890,232
Net Assets	$327,993,570

COMPOSITION OF NET ASSETS:
Paid-in capital	$415,638,639
Accumulated net investment income	3,950,019
Accumulated net realized loss on investments	(61,447,404)
Net unrealized depreciation on investments and foreign currency translation	(30,147,684)
Net Assets	$327,993,570

Shares of common stock outstanding at $0.001 par value,
100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$18.94

*	At November 30, 2011, securities with a market value of $2,053,878 were on loan to brokers.

See Notes to Financial Statements.

14

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2011

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $1,522,708)	$20,888,265
Securities lending income	263,577
Interest	2,598
Total Investment Income	21,154,440

EXPENSES:
Investment advisory	4,296,642
Interest on loans	1,746,583
Administration	400,000
Directors	193,257
Audit & tax services	163,373
Legal	157,707
Custody	110,535
Insurance	97,439
Printing	83,838
Transfer agent	25,515
Miscellaneous	80,700
Total Expenses	7,355,589
Net Investment Income	13,798,851

Net realized gain/loss on:
Investment securities	12,072,835
Foreign currency transactions	(309,006)
Net change in unrealized depreciation on:
Investment securities	(18,642,302)
Translation of assets and liabilities denominated in foreign currencies	(829,112)
Net Realized and Unrealized Loss on Investments	(7,707,585)

Net Increase in Net Assets From Operations	$6,091,266

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

	2011	2010
FROM OPERATIONS:
Net investment income	$13,798,851	$9,352,453
Net realized gain/loss on:
Investment securities	12,072,835	24,411,194
Interest rate swap contract	–	(2,023,812)
Foreign currency transactions	(309,006)	(1,303,698)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency translation	(19,471,414)	3,645,242
Net Increase in Net Assets From Operations	6,091,266	34,081,379

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

From net investment income	(12,468,293)	(18,009,758)
Total Distributions	(12,468,293)	(18,009,758)

Net Increase/Decrease in Net Assets	(6,377,027)	16,071,621

NET ASSETS:

Beginning of period	$334,370,597	$318,298,976
End of period*	$327,993,570	$334,370,597
*Includes Accumulated Net Investment Income of:	$3,950,019	$3,216,021

See Notes to Financial Statements.

16

Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2011

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$6,091,266
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(269,815,291)
Proceeds from disposition of investment securities	234,472,123
Net realized gain on investments	(11,763,829)
Proceeds from disposition of short-term investment securities	7,401,839
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	19,471,414
Decrease in collateral for securities loaned	21,130,637
Decrease in payable for investment securities purchased	(3,189,144)
Decrease in payable upon return of securities loaned	(21,130,637)
Decrease in receivable for investment securities sold	1,839,517
Increase in dividends receivable	(447,232)
Decrease in tax reclaim receivable	159,327
Decrease in securities lending interest receivable	38,709
Decrease in other assets	9,929
Decrease in accrued interest on loan payable	(26,337)
Decrease in accrued investment advisory expense	(10,557)
Decrease in accrued legal expense	(6,067)
Increase in accrued directors expense	2,066
Decrease in other payables and accrued expenses	(36,295)
Net Cash Used by Operating Activities	(15,808,562)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	25,990,128
Cash distributions paid	(12,468,293)
Net Cash Provided by Financing Activities	13,521,835

Effect of exchange rates on cash	(1,138,118)
Net decrease in cash	(3,424,845)
Cash and foreign currency, beginning balance	$5,271,989
Cash and foreign currency, ending balance	$1,847,144

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on bank borrowing:	$1,772,920

See Notes to Financial Statements.

17

Financial Highlights

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period
Income from investment operations:
Net investment income
Net realized and unrealized gain/loss on investments
Total from Investment Operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income
Net realized gains on investments
Total Distributions

Net asset value - end of period
Market Price - end of period

Total Investment Return - Net Asset Value(1)
Total Investment Return - Market Price(1)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)
Ratios to average net assets attributable to common shareholders:
Expenses(2)
Expenses excluding interest expense
Net investment income
Portfolio turnover rate
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)
Asset Coverage Ratio to Total Assets(3)

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commisions on buying and selling of MGU shares, but do include commisions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(2)

For the years ended November 30, 2011, 2010, 2009, 2008, and 2007, the ratios to Total Assets were 1.68%, 1.72%, 2.00%, 2.33%, and 2.46%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(3)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6 Under Notes to Financial Statements)

See Notes to Financial Statements.

18

2011	2010	2009	2008	2007

$19.31	$18.38	$14.31	$35.35	$28.81
0.76	0.54	0.69	1.40	1.30
(0.41)	1.43	4.11	(16.86)	7.34
0.35	1.97	4.80	(15.46)	8.64

(0.72)	(1.04)	(0.73)	(1.60)	(2.10)
–	–	–	(3.98)	–
(0.72)	(1.04)	(0.73)	(5.58)	(2.10)

$18.94	$19.31	$18.38	$14.31	$35.35
$16.16	$16.44	$14.99	$10.18	$31.45

2.24%	12.05%	36.18%	(50.69)%	31.51%
2.46%	16.98%	56.12%	(60.57)%	25.45%

$327,994	$334,371	$318,299	$247,759	$604,702

2.11%	2.19%	2.63%	3.14%	3.12%
1.61%	1.69%	1.76%	1.69%	1.54%
3.96%	2.89%	4.56%	5.42%	3.95%
53%	85%	71%	34%	41%

$109,682	$83,692	$82,000	$90,000	$150,000
399%	500%	488%	375%	503%

19

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization and Significant Accounting Policies

MGU is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to MCIM (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of November 30, 2011, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price

20

on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar. In the event that the pricing service cannot or does not provide a

21

Notes to Financial Statements

NOVEMBER 30, 2011

valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which shall be composed of at least five voting members designated by the Fund or the Manager, each of whom are officers of the Fund or representatives of the Manager. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: President, Chief Financial Officer/Treasurer, or Head Portfolio Manager of the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer;

•	the fundamental business data relating to the issuer;

•	an evaluation of the forces that influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer;

•	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the

22

fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available;

representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

23

Notes to Financial Statements

NOVEMBER 30, 2011

The following is a summary of the inputs used as of November 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$–	$59,786,734	$–	$59,786,734
Brazil	14,873,990	–	–	14,873,990
Canada	20,648,368	–	–	20,648,368
China	–	37,495,043	–	37,495,043
France	–	44,608,561	–	44,608,561
Germany	–	32,434,770	–	32,434,770
Italy	–	19,268,321	–	19,268,321
Japan	–	14,366,670	–	14,366,670
Mexico	8,551,382	–	–	8,551,382
South Korea	–	6,598,710	–	6,598,710
Spain	–	17,039,569	–	17,039,569
Switzerland	–	5,945,042	–	5,945,042
United Kingdom	–	30,845,837	–	30,845,837
United States	93,084,377	–	–	93,084,377
Master Limited Partnerships
United States	29,607,434	–	–	29,607,434
Investments Purchased with
Cash Collateral from
Securities Loaned	–	2,060,280	–	2,060,280
Total	$166,765,551	$270,449,537	$–	$437,215,088

*	For detailed country descriptions, see accompanying Schedule of Investments.

At November 30, 2011, there were several non-U.S. exchange listed securities that were fair valued using IDC’s FVIS model and caused a significant movement between Level 1 and Level 2 fair value tiers. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. All securities of the Fund were valued using Level 1 or Level 2 inputs during the year ended November 30, 2011. Additionally there were no Level 3 securities at November 30, 2010. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) is not applicable for this Fund.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward

24

currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management

25

Notes to Financial Statements

NOVEMBER 30, 2011

of the Fund to analyze all open tax years, fiscal years 2005-2011 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2011 and 2010, respectively, were as follows:

Distributions paid from:

	2011	2010
Ordinary income	$12,468,293	$18,009,758

Total	$12,468,293	$18,009,758

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended November 30, 2011, the effects of certain differences were reclassified. The Fund decreased its accumulated net investment income by $596,560, decreased paid in capital by $191,906, and decreased accumulated net realized loss by $788,466. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At November 30, 2011, the Fund had available for tax purposes unused capital loss carryover of $62,720,700, expiring November 30, 2017. During the period ended November 30, 2011, the Fund utilized $10,955,840 of capital loss carryover.

As of November 30, 2011, deferred post-October losses were as follows:

Currency	$66,799
Capital	$1,911,372

26

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$4,126,672
Accumulated capital loss	(64,632,072)
Unrealized depreciation	(27,072,870)
Cumulative effect of other timing differences	(66,799)
Total	$(87,645,069)

As of November 30, 2011, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$28,513,970
Gross depreciation on investments (excess of tax cost over value)	(55,196,195)
Gross depreciation of foreign currency and other derivatives	(390,645)
Net unrealized depreciation	(27,072,870)
Total cost for federal income tax purposes	$463,897,313

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of master limited partnerships and wash sale deferrals. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships and the deferral of post-October losses.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Moderization Act are generally effective for tax years beginning after the date it was signed into law, so the enacted provisions will apply to the Fund for the fiscal year ending November 30, 2012. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•	New capital losses may now be carried forward indefinitely, and retain the character of the original loss. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, the Fund’s pre-enactment losses may be more likely to expire before they are utilized. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

27

Notes to Financial Statements

NOVEMBER 30, 2011

•	The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

•	Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

3. Capital Transactions

	For The Years Ended November 30,
	2011	2010
Common shares outstanding – beginning of period	17,317,074	17,317,074

Common shares outstanding – end of period	17,317,074	17,317,074

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the year ended November 30, 2011, aggregated $269,815,291 and $234,472,123, respectively.

Purchases and sales of U.S. government securities, for the year ended November 30, 2011 were $ 0 and $0, respectively.

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 19, 2011 the Board of Directors approved the renewal of the Investment Advisory and

Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million

28

up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $5,890 for the year ended November 30, 2011.

ALPS Fund Services, Inc. is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements.

6. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At November 30, 2011 the Fund maintained an asset coverage of 399%. As of November 30, 2011 the Fund had $82,808,085 and €20,000,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund.

As of November 30, 2011 the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $256,933,873.

The Fund pays interest monthly on the outstanding amounts under the BNP Paribas Facility at the rate of 100 bps per annum above 3-month LIBOR for the U.S. Dollar line and 100 bps per annum above the 3-month EURIBOR for the Euro line. The interest payable on the U.S. Dollar line and Euro line is due monthly. On March 15, 2011 the Agreement was amended to include a Financing Cap Rate of 200 bps for the U.S. Dollar line and 350 bps for the Euro line for the period from March 16, 2011 through March 16, 2012 (the “Cap Period”). To the extent that average daily balances fall below $75,000,000 during the Cap Period, the Fund may incur Minimum Usage Fees of 15 bps on the amount by which the average daily balances fall below the Maximum Commitment Financing. In the event that the amount of the Maximum Commitment Financing is reduced during the Cap Period, the Fund may incur Breakage Fees of 15 bps on the amount by which the Maximum Commitment Financing has been reduced. Current Maximum Commitment Financing is $100,000,000 on the U.S. Dollar line and €20,000,000 on Euro line.

As of November 30, 2011 the accrued interest on the outstanding borrowing by the Fund was $11,170. The daily average amounts outstanding under BNP Paribas Facility were $69,008,085 with an

29

Notes to Financial Statements

NOVEMBER 30, 2011

average rate on the borrowing of 1.32% for U.S. Dollar for the year ended November 30, 2011, and €19,140,822, with the average rate on borrowing of 2.36% for the year ended November 30, 2011. The Fund also incurs a commitment fee of 50 bps for the amount of commitment available in excess of the outstanding loan. The unused amounts under the BNP Paribas Facility were $17,191,915 for the U.S. Dollar, and €0 for the Euro, as of November 30, 2011. The note payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line of the BNP Paribas Facility.

7. Lending of Portfolio Securities

The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral which is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of November 30, 2011, the Fund had securities on loan valued at $2,053,878 and received cash collateral with a value of $2,060,280.

30

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On December 6, 2011 the Board of Directors approved a regular quarterly distribution of $0.20 per common share. The distribution was paid on December 30, 2011 to shareholders of record on December 22, 2011.

Transfer Agent: On January 2, 2012, BNY Mellon’s Shareholder Services business was acquired by Computershare. BNY Mellon is the Fund’s Transfer Agent.

31

Report of Independent Registered

Public Accounting Firm

NOVEMBER 30, 2011

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return

Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Macquarie Global Infrastructure Total Return Fund Inc. (hereafter referred to as the “Fund”) at November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

January 19, 2012

32

Additional Information

NOVEMBER 30, 2011 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by BNY Mellon, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in

33

Additional Information

NOVEMBER 30, 2011 (unaudited)

Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 358016, Pittsburgh, PA 15252, Transfer Agent Services, 1-866-587-4518.

Board Approval of Investment Advisory and Management Agreement

The Directors, including all of the non-interested Directors, met on July 19, 2011 and considered the continuation of the Advisory Agreement with Macquarie Capital Investment Management LLC (“MCIM” or the

“Adviser”) for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement” regarding the services rendered to the Fund by MCIM, relevant information provided and discussed previously at the Meeting, the experience of the person serving as principal portfolio manager as well as the broader portfolio management team, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors noted that they found the materials provided by MCIM to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Advisory Agreement” (the “Memorandum”) describing the legal duties of the Directors under the 1940 Act, which was reviewed with their independent counsel. The Directors also considered information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for management services and expense and performance characteristics to those of other funds. In particular, the Directors considered the following:

(a)	The nature, extent and quality of services provided by the Adviser. The Directors reviewed the services that MCIM provides to the Fund, and considered its reputation as a manager of infrastructure assets. Representatives of MCIM presented an organizational chart for the MCIM business. The Directors also reviewed MCIM’s financial statements, noting MCIM’s solvency. Based on this presentation,

34

the Directors concluded that the services to be provided to the Fund by MCIM under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

(b)	Management fee, expense ratio and investment performance of the Fund, including a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors reviewed two sets of presentations prepared by Lipper, which compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Lipper and the other set selected by MCIM based on disclosed criteria. The Directors concluded that although the Fund’s fees and expenses were at the high end of the range of fees and expenses presented, they seemed commensurate with the responsibilities undertaken by MCIM when carrying out the Fund’s complex investment process and in light of the limitations of forming a comparable peer group since, as a global infrastructure fund, the Fund is a fairly unique product with few, if any, directly comparable funds. After discussing the data set forth in both presentations, the Directors concluded that the Fund’s performance was satisfactory and the Fund’s fees reasonable given the Fund’s investment objective and investment focus.
(c)	Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any direct or indirect material economic benefits from MCIM’s relationship with the Fund. After reviewing the pro forma financial information, the Directors concluded that the profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was so disproportionately large that it could have been the result of arms’ length bargaining.

(d)	The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, together with the decline in the Fund’s assets, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion: No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain aspects of the arrangements may have received greater scruntity in

35

Additional Information

NOVEMBER 30, 2011 (unaudited)

some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the non-interested Directors, concluded that the advisory fee is reasonable in relation to the services provided by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the non-interested Directors, approved the continuation of the Advisory Agreement. It was noted that the non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the

Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Designation Requirements:

The Fund designates the following for federal income tax purposes for the year ended November 30, 2011.

Foreign Taxes Paid	$1,296,196
Foreign Source Income	$13,871,129

Of the distributions paid by the Fund from ordinary income for the year ended November 30, 2011, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	22.54%
Qualified Dividend Income	100.00%

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

36

INTENTIONALLY LEFT BLANK

37

Directors & Officers

NOVEMBER 30, 2011 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served
Gordon A. Baird*, 43	Director	Since – July 22, 2005
Term expires 2012.
Thomas W. Hunersen*, 53	Director	Since – July 12, 2005
Term expires 2013.
Chris LaVictoire Mahai*, 56	Director	Since – July 12, 2005
Term expires 2014.

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served
Brad Frishberg, 44	Director	Since – January, 2011
Term expires 2014.

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

*	Member of the Audit Committee.

38

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird is an advisor to Thomas H. Lee Partners L.P. (a Boston-based private equity firm) and had been Chief Executive Officer and member of the Board of Directors of Paramax Capital Partners LLC, 2003 –2011.	1	None

Mr. Hunersen is Group Executive – Corporate Development at Anglo Irish Bank Corporation (stateowned bank based in Ireland), Dublin, Republic of Ireland. Previously, he managed CKW Associates, Inc. (investment and consulting company), 2006 – 2009; Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland (commercial Irish bank), Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc.(computer game company), Natick, Massachusetts, 2001 – 2003; and Executive Vice President, General Manager and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.

	1	None

Ms. Mahai has been Owner/Managing Member/ Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 to 2008.	1	None

39

Directors & Officers

NOVEMBER 30, 2011 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Brad Frishberg, 44 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since – May 31, 2010

James Blake, 48 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since – February 14, 2011

Brett Byrd, 43	Chief Compliance Officer	From April 20, 2010 through February 14, 2011

John H. Kim, 40 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since – February 1, 2011

Meredith Meyer, 38 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since – February 1, 2011

Richard Butt, 54	Chief Financial Officer, Treasurer and Secretary	From October 19, 2006 through January 31, 2011

(1)	Each officer serves an indefinite term.

40

    Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 to 2008.

Mr. Blake is an Associate Director for Macquarie Bank Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001–January 2011).

Mr. Byrd was Associate Director, Macquarie Funds Group, October 2008 – February 2011; Chief Compliance Officer, Macquarie Capital Investment Management LLC, April 2010 – February 2011; Chief Compliance Officer, Macquarie Funds Management (USA) Inc., April 2010 – February 2011, Chief Compliance Officer, Four Corners Capital Management, LLC (investment management firm), September 2004 – February 2011; and Chief Compliance Officer, Macquarie Allegiance Capital, LLC (investment management firm), January 2009 – February 2011. Previously, he was Chief Compliance Officer, Four Corners – Meyerhoff Investment Management, LLC (fund of hedge fund manager), April 2006 – December 2007.

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – Present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer has been a Vice President of Macquarie Funds Group since June 2009 and served as Senior Manager of Macquarie Funds Group from 2007 to 2009. She also has served as the Chief Operating Officer of Macquarie Capital Investment Management LLC since 2009. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

Mr. Butt was Director and Chairman, Macquarie Capital Investment Management LLC, September 2006 –January 2011; and President, Macquarie Capital Investment Management LLC, December 2006 – January 2011. Previously, he was Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 – February 2008; President Refco Fund Holdings, LLC, November 2003 – August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 – November 2003; President, Refco Alternative Investments, LLC, November 2003 – August 2006; and President, Refco Commodity Management, Inc., September 2005 – August 2006.

41

1-800-910-1434

Macquarie Global Infrastructure Total Return Fund Inc. 125 West 55th Street New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years ended November 30, 2011 and 2010 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $80,000 and $77,250, respectively.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2011 and 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,500 and $6,363, respectively. These fees are for out-of-pocket expenses related to travelling to complete the Registrant’s audit.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2011 and 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning which includes the filing of federal and excise tax returns and preparation of state tax returns were $62,520 and $63,450, respectively.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2011 and 2010 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2010 and 2009 were $0 and $0, respectively. Services were billed to and provided to an entity under common control with the investment adviser and were for general tax compliance, advisory services, and due diligence reviews.

(h) The Registrant’s audit committee received annual reports from the Registrant’s independent registered public accounting firm disclosing services provided to the investment adviser’s affiliates throughout the world and have confirmed their independence for both fiscal years ended November 30, 2011 and 2010.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

Item 6. Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager, LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of RiskMetrics to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. RiskMetrics’ recommendations will be based on RiskMetrics’ pre-established voting guidelines.

c) MCIM will review each RiskMetrics recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with a RiskMetrics recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with RiskMetrics’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the RiskMetrics recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to RiskMetrics’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

Name	Title	Length of Service	Business Experience During the Past 5 Years
Andrew Maple-Brown	Portfolio Manager	Since August 2009

Mr. Maple-Brown joined Macquarie Group in 2001 in the Debt Markets division where his focus was on infrastructure transactions.

He joined the Registrant’s investment team in 2007 as a Portfolio Manager.

(a)(2) Other Accounts Managed as of November 30, 2011:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Andrew Maple-Brown	3, $473.4M	3,$223.5M	5, $451.6M	0

Material Conflicts of Interest. Macquarie Capital Investment Management, LLC (the “Adviser”) believes that Mr. Maple-Brown’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3) Portfolio Manager Compensation as of November 30, 2011:

Base salary. The Portfolio Manager is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Group Limited (“MGL”). In setting the base salary for portfolio managers, MGL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives. The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of shares. To encourage superior performance, MGL has a formula driven profit share scheme for staff. The size of the profit sharing pool is determined annually by reference to MGL’s after-tax profits and its earnings over and above the estimated cost of capital. The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage. Allocations are then made to individuals within the business areas based on their performance and contribution over the year. Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders. Accordingly, each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual performance (the assessment of which will include the Registrant’s assets under management and the revenues generated by the Registrant).

The Portfolio Manager is also eligible to receive options. The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e., allocated on the basis of current year performance).

MGL and the Adviser believe that these incentives align the interests of the Portfolio Managers and the portfolios they manage.

(a)(4) Dollar Range of Securities Owned as of November 30, 2011:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Andrew Maple-Brown	None

1“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 12.A.1 to the Registrant’s Form N-CSR for its fiscal year ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 8, 2010.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 3, 2012

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	February 3, 2012